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                                                                     EXHIBIT 1.1

                                GATX Corporation

                 $3.875 Cumulative Convertible Preferred Stock

                               Standby Agreement

                                                             New York, New York
                                                             May 16, 1997

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

     GATX Corporation, a New York corporation (the "Company"), intends to call for redemption on June 16, 1997 (the "Redemption Date"), all of its outstanding $3.875 Cumulative Convertible Preferred Stock (the "Redeemable Securities") at $51.1625 per share, plus accrued dividends from May 1, 1997 to the Redemption Date of $.4951, for a total redemption price of $51.6576 (the "Redemption Price") per share of Redeemable Securities. The Redeemable Securities are convertible into shares of the Common Stock, $.625 par value, of the Company ("Common Stock") at any time prior to 5:00 P.M., New York City time, on the Redemption Date.

     In order to ensure that the Company will have available sufficient funds to redeem any Redeemable Securities not converted prior to or on the Redemption Date, the Company desires to make arrangements pursuant to which Salomon Brothers Inc (the "Purchaser") will, following the Redemption Date, purchase shares of Common Stock that would have been issuable upon the conversion of the Redeemable Securities that have not been surrendered for conversion prior to 5:00 P.M., New York City time, on the Redemption Date.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Purchaser as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (g) hereof.

        (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-____) on such Form, including a related preliminary prospectus, for the registration under the Act of the issuance by the Company of the shares of Common Stock issuable upon conversion by the Purchaser of Redeemable Securities and the sale by the Purchaser of any shares of Common Stock that may be acquired by it hereunder. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which

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  has previously been furnished to you.  The Company will next file with the
  Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4) or (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause
  (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities (as defined below) and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Purchaser shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

        (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and, on the Redemption Date, on the Redemption Date and on the Closing Date (as hereinafter defined), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), on the Redemption Date, on the Redemption Date and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

        (c) The Redeemable Securities are convertible into Common Stock at a rate of 1.1494 shares of Common Stock per share of Redeemable Securities. At the Execution Time, there were outstanding 3,390,880 shares of Redeemable Securities; the redemption of all the outstanding Redeemable Securities has been duly authorized by the Company;

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  by the close of business on the date of execution hereof, all the
  Redeemable Securities will have been duly called for redemption in accordance with the certificate of incorporation of the Company (the "Certificate of Incorporation"); and the right to convert the Redeemable Securities into shares of Common Stock will, as a result of such call, expire at 5:00 P.M., New York City time, on the Redemption Date. A copy of the form of notice of redemption and the related letter of transmittal (collectively, the "Notice of Redemption") has been heretofore delivered to you by the Company. The Redeemable Securities have been duly and validly authorized and issued and are fully paid and nonassessable.

        (d) The Company has neither taken nor will take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the conversion of the Redeemable Securities.

        (e) The Company has neither paid or given, nor will pay or give, directly or indirectly, any commission or other remuneration for soliciting the conversion of Redeemable Securities into Common Stock and cash.

        (f) None of the issue and sale of the Securities (as hereinafter defined), the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under, any law or the Certificate of Incorporation or bylaws of the Company or the terms of any material indenture or other material agreement or instrument to which the Company or any of its subsidiaries is a party or is bound that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

        (g) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time,

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      in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

           (h) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

           (i) Each of the Company and its subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, is duly qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which its ownership of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and has the power and authority necessary to own or hold its property and to conduct the business in which it is engaged.

           (j) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company (including the Redeemable Securities) conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the shares of Common Stock issuable upon conversion of the Redeemable Securities have been duly and validly authorized and, when issued and delivered upon conversion of the Redeemable Securities in accordance with the Certificate of Incorporation, will be fully paid and nonassessable and free and clear of all liens and restrictions on transfer; the Purchased Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be fully paid and nonassessable and free and clear of all liens and restrictions on transfer; the Purchased Securities have been, or prior to the

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      Closing Date will be, and the shares of Common Stock issuable upon conversion of the Redeemable Securities have been, duly and validly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange, the Chicago Stock Exchange and the London Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion of the Redeemable Securities.

           (k) This Agreement has been duly authorized, executed and delivered by the Company.

           (l) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries, taken as a whole; and, except such as has been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

           (m) Except as described in the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects or will materially affect, the business, properties, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, since the dates as of which information is given in the Registration Statement and the Prospectus.

           (n) Ernst & Young LLP, whose reports have been incorporated by reference or included in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the rules and regulations thereunder. (The term "Ernst & Young" when used in this Agreement shall include any successor independent accounting firm of recognized national standing that has served or shall serve as the Company's independent public accountants.)

           (o) Except as described in the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might reasonably be expected to result in any material adverse change in the business, properties, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or which is required to be disclosed in the Registration Statement.

           (p) The financial statements incorporated by reference in the Registration Statement and the Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present, fairly, the financial condition and results of operations of the Company and

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      its subsidiaries taken as a whole, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, prepared in all material respects in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the supporting schedules incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein.

           (q) The documents incorporated by reference in the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, prepared by the Company in all material respects in conformity with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, timely filed as required thereby.

           (r) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the rules and regulations of the Commission under the Act and the Exchange Act as required.

           (s) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such certificates, authorizations and permits the failure to possess which would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

           (t) There are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options or warrants to obtain securities of the

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      Company or any of its subsidiaries, who have the right to have securities held by them registered by the Company under the Act.

           2. Purchase and Conversion of Redeemable Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth:

           (a) The Purchaser agrees to surrender for conversion into Common Stock prior to 5:00 P.M., New York City time, prior to or on the Redemption Date all Redeemable Securities purchased by the Purchaser pursuant to Section 4 hereof or otherwise acquired by the Purchaser. The shares of Common Stock issued to the Purchaser upon the conversion of Redeemable Securities are referred to as the "Conversion Securities."

           (b) If any Redeemable Securities have not been surrendered for conversion prior to 5:00 P.M., New York City time, on the Redemption Date, at the option of the Company, exercisable by giving notice in writing to the Purchaser not later than 9:00 P.M., New York City time, on the Redemption Date, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, at a purchase price of $44.94 per share, such number of shares of Common Stock as shall be specified in such notice (but not in excess of such number of shares of Common Stock as would have been issuable upon the conversion of all Redeemable Securities not surrendered for conversion). The shares of Common Stock to be purchased pursuant to this Section 2(b) are referred to as the "Purchased Securities" and, together with the Conversion Securities, the "Securities."

           (c) It is understood that the Purchaser intends to resell the Securities from time to time at prices prevailing in the open market. On or prior to the fifteenth business day after the Redemption Date, the Purchaser shall remit to the Company 50% of the excess, if any, of (i) the aggregate proceeds received by the Purchaser from the sale of Purchased Securities (net of selling concessions, transfer taxes and other expenses of sale) over (ii) an amount equal to $44.94 multiplied by the number of Purchased Securities sold by the Purchaser. Upon completion of the sale of the Purchased Securities, the Purchaser shall furnish to the Company a statement setting forth the aggregate proceeds received on the sale thereof and the applicable selling concessions, transfer taxes and other expenses of sale. For purposes of the foregoing determination, any Purchased Securities not sold by or for the account of the Purchaser prior to the close of business on the tenth business day after the Redemption Date shall be deemed to have been sold on such tenth business day for an amount equal to the last reported sale price of the Common Stock on such day. Nothing contained herein shall limit the right of the Purchaser, in its discretion, to determine the price or prices at which, or the time or times when, any Securities shall be sold, whether or not prior to the Redemption Date and whether or not for long or short account.

           (d) Delivery of and payment for the Purchased Securities shall be made at 10:00 A.M., New York City time, on June 17, 1997, which date and time may be

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      postponed by agreement between the Purchaser and the Company (such date and time of delivery and payment for the Purchased Securities being herein called the "Closing Date"). Delivery of the Purchased Securities shall be made to the Purchaser against payment by the Purchaser of the purchase price thereof (less the amount of the Redemption Deposit, if any, not repaid to the Purchaser pursuant to paragraph (e) below) to or upon the order of the Company by wire transfer to an account designated in writing by the Company, payable in same-day funds. Delivery of the Purchased Securities shall be made at such location as the Purchaser shall reasonably designate at least one business day in advance of the Closing Date, and the closing of the purchase and sale of the Purchased Securities shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certificates for the Purchased Securities shall be registered in such names and in such denominations as the Purchaser may request in advance of the Closing Date.

           The Company agrees to have the Purchased Securities available for inspection, checking and packaging by the Purchaser in New York, New York prior to the Closing Date.

           (e) At the option of the Company, the Company may require (under the terms and conditions set forth in this paragraph) the Purchaser to advance to the Company on a secured basis the funds required to effect the redemption of the Redeemable Securities on the Redemption Date. As soon as practicable after the close of business on the business day preceding the Redemption Date (but in any event no later than 9:00 P.M., New York City time), the Company shall notify the Purchaser in writing of the aggregate number of the Redeemable Securities that have not theretofore been duly surrendered for conversion as described above (the "Unconverted Securities"). On the Redemption Date, the Purchaser shall advance to the Company the amount requested by the Company to effect the redemption of the Redeemable Securities (which may be an amount up to the amount required by the terms of the Certificate of Incorporation to redeem the Unconverted Securities on the Redemption Date) by depositing such amount (the "Redemption Deposit") by wire transfer, payable in same-day funds, with ChaseMellon Shareholder Services, L.L.C. on behalf of the Company; provided, however, that (i) the Company shall have delivered to the Purchaser by 11:00 A.M., New York City time, on the Redemption Date, a certificate signed by the Chairman of the Board, President and Chief Executive Officer and the principal financial or accounting officer of the Company (A) stating the amount of the Redemption Deposit, (B) confirming as of the Redemption Date the statements in the certificate required by Section 6(d) and (C) stating that they are not aware of any information or any current or potential event that would make it impossible or impracticable for any of the other closing conditions set forth in Section 6 to be satisfied, either as of the Redemption Date or as of the Closing Date, and (ii) the Company, the Purchaser and ChaseMellon Shareholder Services, L.L.C. shall have entered into a pledge and security agreement, in form and substance reasonably satisfactory to the Purchaser, to secure the obligation of the Company to repay the Redemption Deposit to the Purchaser, and the Purchaser shall have obtained a valid and perfected security interest in the Redemption Deposit, subject to no prior or equal lien

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      (except that such funds shall be available for payment of the Redemption
      Price with respect to any Redeemable Securities surrendered for redemption on or prior to the Redemption Date to the extent that the Redemption Price is paid by ChaseMellon Shareholder Services, L.L.C. on the Redemption Date to surrendering holders of the Convertible Preferred Shares). The Company shall repay, or cause ChaseMellon Shareholder Services, L.L.C. to repay, to the Purchaser on the Closing Date, in same-day funds, the sum of any such Redemption Deposit plus interest thereon calculated at the Purchaser's cost of funds (as certified by the Purchaser) on any such Redemption Deposit from and including the date of such deposit to but excluding the date of repayment.

           3. Compensation. As compensation for the commitment of the Purchaser hereunder, the Company will pay to the Purchaser an amount equal to the sum of
(i) $2,277,143 plus (ii) if the aggregate number of the Purchased Securities exceeds 194,873 shares, an additional $1.57 per share for the aggregate number of the Securities.

           Such compensation shall be paid to the Purchaser by wire transfer to an account designated in writing by the Purchaser, payable in same-day funds on
(A) if the Purchaser is required to purchase any Purchased Securities, the Closing Date, or (B) otherwise, as soon as practicable after the Redemption Date (but in no event later than two business days thereafter).

           4. Additional Purchases. The Purchaser may purchase Redeemable Securities, in the open market or otherwise, in such amounts and at such prices as the Purchaser may deem advisable. All Redeemable Securities so purchased will be converted by the Purchaser into Common Stock in accordance with Section 2(a) hereof. The Common Stock acquired by the Purchaser upon conversion of any Redeemable Securities acquired pursuant to this Section 4 may be sold at any time or from time to time by the Purchaser. It is understood that, for the purpose of stabilizing the price of the Common Stock or otherwise, the Purchaser may make purchases and sales of Common Stock, in the open market or otherwise, for long or short account, on such terms as it may deem advisable and it may overallot in arranging sales.

           5. Agreements.  The Company agrees with the Purchaser that:

           (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in writing. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Purchaser of such timely filing. The Company will promptly advise the Purchaser (i) when the Registration Statement, if not effective at the Execution Time, and any

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      amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The
      Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

           (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
      Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

           (c) As soon as practicable, the Company will make generally available to its security holders and to the Purchaser an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

           (d) The Company will furnish to the Purchaser and counsel for the Purchaser, without charge, copies of manually executed signature pages to the Registration Statement, it being understood that the originals of such pages will be retained in the Company's files as required by the rules of the Commission, and copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Purchaser or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Purchaser may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the transactions contemplated hereby. The Company will pay all transfer taxes as may be imposed on the Purchaser in connection with their purchase of Redeemable Securities pursuant hereto.

           (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Purchaser may designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities;

      provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

            (f) The Company will mail or cause to be mailed not later than the date of execution hereof the Notice of Redemption by first class mail to the registered holders of the Redeemable Securities as of the close of business on the business day prior to the date of execution hereof, which mailing will conform to the requirements of the Certificate of Incorporation. The Company will not withdraw or revoke the Notice of Redemption or attempt to do so.

           (g) The Company will advise the Purchaser daily of the amount of Redeemable Securities surrendered in the previous day for redemption or for conversion.

           (h) The Company will not take any action the effect of which would be to require an adjustment in the conversion price of the Redeemable Securities.

           (i) The Company will not, prior to the Redemption Date (and, if the aggregate number of the Purchased Securities exceeds 194,873 shares, for an additional period of 90 days following the Redemption Date), without the prior written consent of the Purchaser, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock (other than the Securities) or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the Company or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, incentive compensation program or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

           6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser hereunder to convert Redeemable Securities and to purchase any Purchased Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, each Effective Date occurring after the Execution Time, the Redemption Date and, as to the purchase of the Purchased Securities, the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

           (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Purchaser agrees in writing to a later time, the Registration

      Statement shall have become effective not later than 12:00 Noon, New York City time, on the date of execution hereof; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

           (b) On the date of this Agreement and on the Closing Date, the Company shall have furnished to the Purchaser the opinion of Mayer, Brown & Platt, counsel for the Company, dated the date of this Agreement and the Closing Date, respectively, to the effect that:

                 (i) the Company (1) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and (2) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to so qualify and be in good standing as a foreign corporation would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as whole;

                 (ii) each of General American Transportation Corporation, GATX
            Financial Services, Inc., GATX Terminals Corporation, GATX Logistics, Inc. and American Steamship Company (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to so qualify and be in good standing as a foreign corporation would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                 (iii) all the outstanding shares of capital stock of each
            Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                 (iv) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company (including the Redeemable Securities) conforms in all material respects to the description thereof contained in the Prospectus; assuming the mailing of the Notice of Redemption in accordance with
            Section 1(c) hereof, all the Redeemable Securities will have been duly called for redemption by the close of business on the date of execution hereof and the right to convert the Redeemable Securities into shares of Common Stock will expire at 5:00 P.M., New York City time, on June 16, 1997; the shares of Common Stock issuable upon conversion of the Redeemable Securities have been duly and validly authorized and, when issued and delivered upon conversion of any Redeemable Securities pursuant to this Agreement, will be fully paid and nonassessable; the Purchased Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been duly and validly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange, the Chicago Stock Exchange and the London Stock Exchange; and the certificates for the Securities are in valid and sufficient form;

                 (v) the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the outstanding Redeemable Securities have been duly and validly authorized and issued and are fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion of the Redeemable Securities;

                 (vi) to the best knowledge of such counsel, there is no
            pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                 (vii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and no facts have come to the attention of such counsel which lead such counsel to believe that, as of the Effective Date, either the Registration Statement or the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) contained an untrue statement of a material act or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or, as of the date of such opinion, either the Registration Statement or the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (viii) this Agreement has been duly authorized, executed and delivered by the Company;

                 (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the redemption or conversion of the Redeemable Securities or the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                 (x) none of the call of the Redeemable Securities for
            redemption, the conversion or redemption thereof, the issue and sale of the Securities or the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under (1) any law, (2) the Certificate of Incorporation or by-laws of the Company or (3) the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                 (xi) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

                 (xii) the statements (1) in the Prospectus under the caption
            "Description of Capital Stock," (2) in the Notice of Redemption under the captions "Federal Income Tax Considerations," (3) in the Registration Statement under Item 15 and (4) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K , as supplemented by "Part II - Item 1 - Legal Proceedings" of the Company's most recent quarterly report on Form 10-Q, both incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, are accurate and complete in all material respects.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois, the State of New York or the United States to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Purchaser and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto on the Closing Date.

      Mayer, Brown and Platt will not be required to deliver the opinions set forth in subparagraphs (ii), (iii), (v), (vi), (ix) and (xi) and clause
      (2) of subparagraph (i), clauses (1) and (3) of subparagraph (x) and clauses (3) and (4) of subparagraph (xii) of this paragraph (b) if David
      B. Anderson, Vice President, Corporate Development, General Counsel and Secretary of the Company, delivers such opinions to you. If Mr. Anderson elects to deliver the opinions set forth in the immediately preceding sentence, Mr. Anderson's opinion shall also include the opinion contained in subparagraphs (vii) and (viii) and clause (1) of subparagraph (i) of this paragraph (b).

           (c) On the date of this Agreement and on the Closing Date, the Purchaser shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Purchaser, such opinion or opinions, dated the date of this Agreement and the Closing Date, respectively, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (d) On the date of this Agreement, on each Effective Date occurring after the Execution Time and on the Closing Date, the Company shall have furnished to the Purchaser a certificate of the Company, signed by the Chairman of the Board, President and Chief Executive Officer and the principal financial or accounting officer of the Company, dated the date of delivery, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this
            Agreement are true and correct on and as of the date of such certificate as if made on the date of such certificate and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                 (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                 (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

           (e) At the Execution Time, on each Effective Date occurring after the Execution Time on which financial information is included or incorporated in the Registration Statement or the Prospectus and on the Closing Date, Ernst & Young LLP shall have furnished to the Purchaser a letter or letters, dated respectively as of the Execution Time, each such Effective Date and as of the Closing Date, in form and substance satisfactory to the Purchaser, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited financial information for the fiscal quarter ended March 31, 1997 in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

                 (i) in their opinion the audited financial statements and
            financial statement schedules and any pro forma financial statements included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                 (ii) on the basis of a reading of the latest unaudited
            financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports incorporated in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit, compensation and retirement funds review committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to date of the most recent audited financial statements included or incorporated in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                       (1) any unaudited financial statements included or
                  incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                       (2) with respect to the period subsequent to the date of
                  the most recent financial statements (other than capsule information), audited or unaudited, included in or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in gross income, income before income taxes and equity in net earnings of affiliated companies or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Purchaser; or

                       (3) if the interim financial statements included or
                  incorporated in the Registration Statement and Prospectus are supplemented by later income statement information (so-called "capsule" information), (i) the unaudited amounts of such capsule information do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus and (ii) if such capsule information meets the minimum disclosure requirements of APB Opinion No. 28, paragraph 30, such capsule information is not in conformity with generally accepted accounting principles; and

                 (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth on the cover page of the Prospectus and under the caption "Price Range of Common Stock and Dividend Policy" in the Prospectus, the information included or incorporated in Items 1, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, and any such information appearing in any Current Report on Form 8-K incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                 (iv) on the basis of a reading of any unaudited pro forma
            financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and relevant other entities who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

           References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

           (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

           (g) At the Execution Time, the Company shall have furnished to the Purchaser a letter substantially in the form of Exhibit A hereto from each executive officer of the Company addressed to the Purchaser, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, and such letter agreements shall be in full force and effect on the Closing Date.

           (h) The Securities shall have been approved for listing on the New York Stock Exchange and the Chicago Stock Exchange, subject to official notice of issuance.

           (i) The Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

           If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and counsel for the Purchaser, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

           The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Purchaser, at One Liberty Plaza, New York, New York, on the due date for delivery thereof.

           7. Reimbursement of Purchaser's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Purchaser set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Purchaser, the Company will reimburse the Purchaser upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

           8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Purchaser, the directors, officers, employees and agents of the Purchaser and each person who controls the Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for inclusion therein and (ii) such indemnity with respect to any Preliminary Prospectus or to any Prospectus which has been amended or supplemented to reflect an event subsequent to the effective date of the Registration Statement shall not inure to the benefit of the Purchaser if the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof from the Purchaser, but the Purchaser did not send or deliver to such person a copy of the Prospectus (or the Prospectus as amended or supplemented), excluding documents incorporated therein by reference, at or prior to the written confirmation of the sale of such Securities to such person, in any case where
(A) such delivery is required by the Act, (B) the untrue statement or omission of a material fact contained in the Preliminary Prospectus or the Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented),
(C) if a copy of such Prospectus (or the Prospectus as amended or supplemented) had been so sent or given, such delivery would have cured the defect giving rise to the claim asserted by such person, and (D) the Company had previously furnished copies of such Prospectus (or the Prospectus as amended or supplemented) to the Purchaser. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) The Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Purchaser, but only with reference to written information relating to the Purchaser furnished to the Company by or on behalf of the Purchaser specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have. The Company acknowledges that the last paragraph of the cover page and in the third paragraph under the heading "Standby Arrangements" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Purchaser for inclusion in any Preliminary Prospectus or the Prospectus, and you confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Purchaser from the offering of the Securities; provided, however, that in no case shall the Purchaser be responsible for any amount in excess of the fees payable by the Company to the Purchaser pursuant to Section 3 hereof. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Purchaser in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.
Benefits received by the Company shall be deemed to be equal to the sum of (i) the aggregate Redemption Price for the Redeemable Securities converted by the Purchaser pursuant to Section 2(a) hereof and (ii) the amount paid by the Purchaser to the Company pursuant to Section 2(b) hereof (less the total fees payable by the Company to the Purchaser pursuant to Section 3 hereof), and benefits received by the Purchaser shall be deemed to be equal to the total fees payable by the Company to the Purchaser pursuant to Section 3 hereof. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Purchaser. The Company and the Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Purchaser shall have the same rights to contribution as the Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

           9. Soliciting Conversions. The Purchaser may assist the Company in soliciting conversion of the Redeemable Securities by the holders thereof but shall not be entitled to compensation by the Company for any such assistance.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company at any time prior to the Closing Date, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission, the New York Stock Exchange, the Chicago Stock Exchange or the London Stock Exchange, trading in the Redeemable Securities shall have been suspended by the Commission, the New York Stock Exchange or the Chicago Stock Exchange prior to the Redemption Date or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the conversion of any Redeemable Securities and the delivery of and payment for any Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York, 10048, attention of the Legal Department; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 500 West Monroe Street, Chicago, Illinois 60661-3676, attention of David B. Anderson, Vice President, Corporate Development, General Counsel and Secretary.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          15. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Purchaser.

                                   Very truly yours,

                                   GATX Corporation


                                   By:___________________________________
                                      Name:
                                      Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc


By:___________________________________
   Name:
   Title:

                                                                       EXHIBIT A

                                GATX Corporation

                     Standby Underwriting of Common Shares

                                                                    May 16, 1997

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Standby Agreement (the "Standby Agreement") between GATX Corporation, a New York corporation (the "Company"), and you as the Purchaser named therein, relating to a call for redemption by the Company of all of its outstanding $3.875 Cumulative Convertible Preference Stock.

     In order to induce you to enter into the Standby Agreement, the undersigned hereby agrees that, without your prior written consent, the undersigned will not, prior to the Redemption Date (as defined in the Standby Agreement) (and, if the aggregate number of the Purchased Securities exceeds 194,873 shares, for an additional period of 90 days following the Redemption
Date), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (as defined in the Standby Agreement) or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without your prior written consent, the undersigned will not, prior to the Redemption Date and for a period of 90 days following the Redemption Date, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     If for any reason the Standby Agreement shall be terminated prior to the Closing Date (as defined in the Standby Agreement), the agreement set forth above shall likewise be terminated.

                                          Yours very truly,

                                          _________________________
                                          [Name]

                                       2